Filed Pursuant to Rule 497(e) Registration No. 333-281744
Prospectus June 13, 2025, as supplemented June 18, 2025

TORTOISE ENERGY FUND

Ticker Symbol: TNGY
Exchange: New York Stock Exchange

Neither the United States (“U.S.”) Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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TOrtoise Energy FUND SUMMARY

Investment Objectives

Tortoise Energy Fund, a series of Tortoise Capital Series Trust (the “Fund”), primarily seeks current income and secondarily seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)
Management Fees	0.85%
Distribution and Service (Rule 12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.85%

____________

(1)    Because the Fund is new, “Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that Fund’s operating expenses remain the same.

Although your costs may be higher or lower, based on these assumptions your costs would be:
One Year	Three Years	Five Years	Ten Years
$87	$271	$471	$1,048

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account at the shareholder level. These costs, which are not reflected in annual fund operating expenses or in the example above, affect the Fund’s performance. Because the Fund is newly offered, portfolio turnover information is not available. During the most recent fiscal year ended November 30, 2024, Tortoise Energy Infrastructure and Income Fund, a series of Managed Portfolio Series, a Delaware statutory trust that is registered as an open-end management investment company (the “Predecessor Fund”), had a portfolio turnover rate of 18%.

Principal Investment Strategies

The Fund is a series of Tortoise Capital Series Trust (the “Trust”) and is regulated as an “investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is classified as “non-diversified” under the 1940 Act, which means that it may focus its investments in the securities of relatively few issuers. The Fund is actively managed and does not seek to track the performance of an index. The Fund’s investment objectives to seek primarily current income and secondarily long-term capital appreciation are non-fundamental.

Under normal conditions, the Fund will invest at least 80% of its total assets in equity and debt securities of energy companies. The Adviser considers energy companies to be comprised of companies that engage in one or more aspects of exploration, production, gathering, processing, refining, transmission, marketing, storage and delivery of energy products such as natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal; oilfield services, including drilling, cementing and stimulations; the generation, transmission and distribution of essential services such as electricity, natural gas and water (e.g., energy utilities); hydropower and other water-based energy sources including wastewater treatment plants that generate energy; or the generation, transportation and sale of alternative, renewable, non-fossil fuel based energy sources including, but not limited to, biodiesel, ethanol, biomass, geothermal, hydroelectric, nuclear, solar or wind energy; emerging technology and materials companies that advance energy efficiency and conservation; and companies that provide products and services to the energy sector, that engage in energy conservation or that measure energy. The Adviser considers a company to be focused in the energy sector if at least 50% of the company’s assets are utilized in one or more of these activities. The Fund will focus its investments primarily in energy infrastructure companies, which are companies that provide critical infrastructure to generate, transmit, store and deliver energy resources including natural gas, electricity, water and renewable energy.

The Adviser intends to allocate the Fund’s assets towards the mix of equity and debt securities it deems appropriate based upon its view of economic, market, and political conditions. As a result of this asset allocation the Fund’s portfolio may, at times, be significantly invested in either equity or debt securities, or both. The Fund’s investment in equity securities may include both common and preferred stock and master limited partnerships (“MLPs”). The Fund’s investment in debt securities may include both investment grade debt securities and high yield debt securities (often called “junk bonds”), which are securities rated below investment grade (that is, rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by Standard & Poor’s Ratings Group (“S&P”), comparably rated by another statistical rating organization, or, if unrated, determined by the Adviser to be of comparable credit quality). The Fund will only purchase debt securities which, at the time of acquisition, are rated at least B3 by Moody’s or B- by S&P or are comparably rated by another statistical rating organization, or, if unrated, are determined by the Adviser to be of comparable credit quality. The Fund may invest in debt securities of any maturity. The Fund will invest a maximum of 50% of its total assets in debt securities.

The Fund may invest in foreign securities and U.S. dollar denominated foreign issuers. Such investments in securities of foreign issuers may include sponsored or unsponsored American Depository Receipts (“ADRs”) and Yankee bonds. ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. Yankee bonds are bonds denominated in U.S. dollars that are publicly issued in the United States by foreign banks and corporations.

In certain market environments, the Fund may, but is not required to, use various hedging techniques, such as the buying and selling of options, including covered call options, interest rate swaps, total return swaps and foreign currency contracts, to seek to mitigate one or more risks associated with investments in portfolio securities including market risk and interest rate risk, which, among other factors, could adversely affect market valuations of specific securities or certain sectors, or the value of the Fund’s overall portfolio. The Fund may also invest in derivatives for non-hedging purposes. Derivatives providing exposure to the types of securities in which the Fund may invest pursuant to its 80% policy will be counted toward satisfying that policy.

The Fund may invest up to 15% of its net assets in securities that are not registered under the Securities Act of 1933 or that otherwise may not be sold in public offerings, which are commonly known as “restricted” securities. The Fund will typically acquire restricted securities in directly negotiated transactions.

Principal Risks

Risk is inherent in all investing, and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below in alphabetical order to facilitate finding particular risks and comparing them to the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objectives. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency.

Energy Sector Risk.    Under normal circumstances, the Fund concentrates its investments in the energy sector, which includes a number of risks, including the following: supply and demand risk, depletion and exploration risk, marine transportation companies risk, regulatory risk, commodity pricing risk, weather risk, cash flow risk, affiliated party risk, catastrophe risk, acquisition risk, and natural resources sector risk. For example, decreases in oil prices may have a substantial impact on the prices of publicly-traded equity securities of energy companies.

Energy Infrastructure Company Risk.    Energy infrastructure companies are subject to many risks that can negatively impact the revenues and viability of companies in this industry, including, but not limited to risks associated with companies owning and/or operating pipelines, gathering and processing assets, power infrastructure, propane assets, as well as capital markets, terrorism, natural disasters, climate change, operating, regulatory, environmental, supply and demand, and price volatility risks.

Renewable Energy Company Risk.    Renewable energy companies are dependent upon factors such as available solar resource, wind conditions, weather conditions and power generating equipment performance that may significantly impact the performance of such companies. Solar, wind and weather conditions generally have natural variations from season to season and from year to year and may also change permanently because of climate change or other factors. Solar and wind energy is highly dependent on weather conditions and, in particular, on available solar and wind conditions. Moreover, power generating equipment used generally by renewable energy companies is accompanied by the attendant costs of maintaining such equipment while in use and subject to risks of obsolescence associated with emerging and disruptive new technologies.

Energy Utility Company Risk.    The utilities industries can be significantly affected by government regulation, interest rate changes, financing difficulties, supply and demand of services or fuel, changes in taxation, natural resource conservation, intense competition, and commodity price fluctuations.

Concentration Risk.    The Fund’s strategy of focusing its investments in the group of industries comprising the energy sector means that the performance of the Fund will be closely tied to the performance of those industries. The Fund’s focus in these industries presents more risk than if it were broadly diversified over numerous industries and sectors of the economy. An inherent risk associated with any investment focus is that the Fund may be adversely affected if its investments perform similarly in response to market, economic or political events.

Debt Securities Risks.    Investments in fixed income securities will be subject to credit risk, interest rate risk and prepayment risk. Credit risk is the risk that an issuer will default or fail to pay principal and interest when due. Interest rate risk is the risk that the value of fixed income securities fluctuates with changes in interest rates (e.g., increases in interest rates result in a decrease in value of fixed income securities). The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels. Pre-payment risk is the risk that the principal on fixed income securities will be paid off prior to maturity causing the Fund to invest in fixed income securities with lower interest rates. Duration risk is the risk that holding long duration and long maturity investments will magnify certain other risks, including interest rate risk and credit risk.

MLP Risk.    MLPs are subject to many risks, including those that differ from the risks involved in an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership and are exposed to a remote possibility of liability for all of the obligations of that MLP. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. In addition, the value of the Fund’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. Furthermore, MLP interests may not be as liquid as other more commonly traded equity securities.

MLP Affiliate Risk.    The performance of securities issued by MLP affiliates, including common shares of corporations that own general partner interests, primarily depends on the performance of an MLP. The risks and uncertainties that affect the MLP, its operational results, financial condition, cash flows and distributions also affect the value of securities held by that MLP’s affiliate.

Below Investment Grade Debt Securities Risk.    Investments in below investment grade debt securities and unrated securities of similar credit quality as determined by the Adviser (commonly known as “junk bonds”) involve a greater risk of default and are subject to greater levels of credit and liquidity risk. Below investment grade debt securities have speculative characteristics and their value may be subject to greater fluctuation than investment grade debt securities.

Capital Markets Risk.    MLPs normally pay out the majority of their operating cash flows to partners. Therefore, MLPs and other issuers in which the Fund invests may rely significantly on capital markets for access to equity and debt financing in order to fund organic growth projects and acquisitions. Should market conditions limit issuers’ access to capital markets, their distribution growth prospects could be at risk.

Counterparty Risk.    Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.

Credit Risk.    If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline.

Cybersecurity Risk.    Investment advisers, including the Adviser, must rely in part on digital and network technologies (collectively “cyber networks”) to conduct their businesses. Such cyber networks might in some circumstances be at risk of cyber-attacks that could potentially seek unauthorized access to digital systems for purposes such as misappropriating sensitive information, corrupting data, or causing operational disruption.

Derivatives Risk.    Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. The use of derivatives could increase or decrease the Fund’s exposure to the risks of the underlying instrument. Using derivatives can have a leveraging effect and increase fund volatility. A small investment in derivatives could have a potentially large impact on the Fund’s performance. Derivatives transactions can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, additional risks are associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments. These additional risks include, but are not limited to, illiquidity risk and counterparty credit risk. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm. The Fund would also be exposed to counterparty risk with respect to the clearinghouse. Financial reform laws have changed many aspects of financial regulation applicable to derivatives. Once implemented, new regulations, including margin, clearing, and trade execution requirements, may make derivatives more costly, may limit their availability, may present different risks or may otherwise adversely affect the value or performance of these instruments. The extent and impact of these regulations are not yet fully known and may not be known for some time.

Equity Securities Risk.    Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets, the equity securities of energy infrastructure companies in particular, or a particular company in which the Fund invests.

Foreign Securities Risk.    Investments in securities of foreign companies involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks relating to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risks, and market practices, as well as fluctuations in foreign currencies.

Currency Risk.    When the Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars, which carries the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Fund’s portfolio holdings and your investment. Foreign countries may adopt economic policies and/or currency exchange controls that affect its currency valuations in a disadvantageous manner for U.S. investors and companies and restrict or prohibit the Fund’s ability to repatriate both investment capital and income, which could place the Fund’s assets in such country at risk of total loss.

ADR Risk.    ADRs are generally subject to the same risks as the foreign securities because their values depend on the performance of the underlying foreign securities. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored ADRs generally bear all the costs of such depositary receipts, and the issuers of unsponsored ADRs frequently are under no obligation to distribute shareholder communications received from the company that issues the underlying foreign securities or to pass through voting rights to the holders of the ADRs. As a result, there may not be a correlation between such information and the market values of unsponsored ADRs.

Hedging Risk.    It is not possible to hedge fully or perfectly against any risk. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. There can be no assurance that the Fund’s hedging strategies will be effective or that hedging transactions will be available to the Fund. The Fund is not required to engage in hedging transactions at any given time or from time to time, even under a volatile market environment and the Fund may choose not to do so from time to time.

Interest Rate Risk.    MLPs and other higher yield securities historically have shown sensitivity to interest rate movements. In an increasing interest rate environment, these types of securities may experience upward pressure on their yields in order to stay competitive with other interest rate sensitive securities. Also, significant portions of the market value of MLPs and other higher yield securities may be based upon their current yields. Accordingly, the prices of these securities may be sensitive to fluctuations in interest rates and may decline when interest rates rise.

Leverage Risk.    Certain transactions, including the use of derivatives, may give rise to a form of leverage. To mitigate leveraging risk, the Fund’s custodian will segregate or identify liquid assets or otherwise cover the transactions that may give rise to such risk. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leveraging may cause the Fund to be more volatile than if the Fund had not been leveraged.

Illiquid Investments Risk.    The Fund may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular securities or close call option positions at an advantageous price or in a timely manner. Illiquid investments may include restricted securities that cannot be sold immediately because of statutory and contractual restrictions on resale.

Liquidity Risk.    The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. In addition, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Fund’s investments. Illiquid assets may also be difficult to value.

Adviser Risk.    The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar strategies if the Adviser cannot successfully implement the Fund’s investment strategies.

General Market Risk.    The Fund is subject to all of the business risks and uncertainties associated with any mutual fund, including the risk that it will not achieve its investment objective and that the value of an investment in its securities could decline substantially and cause you to lose some or all of your investment. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities in the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Covered Call Option Risk.    If the Fund writes a covered call option, during the option’s life the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. Moreover, the writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.

Preferred Stock Risk.    A preferred stock is a blend of the characteristics of a bond and common stock. It may offer a higher yield than common stock and has priority over common stock in equity ownership, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed or passed by the issuer. Preferred stock generally does not confer voting rights.

Mid Cap and Small Cap Companies Risk.    The mid cap and small cap companies may not have the management experience, financial resources, product or business diversification and competitive strengths of large cap companies. Therefore, these securities may have more price volatility and be less liquid than the securities of larger, more established companies.

Tax Risk.    The Fund has elected to be, and intends to qualify each year for treatment as, a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). To maintain qualification for federal income tax purposes as a regulated investment company under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, as discussed in detail below under “Tax Consequences.”

Non-Diversified Fund Risk.    Because the Fund is “non-diversified” and may invest a greater percentage of its assets in the securities of a single issuer, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

ETF-Related Risk

Shares May Trade at Prices Different than NAV Per Share.    Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares of the Fund may result in shares trading at a significant premium or discount to NAV. If a shareholder purchases shares when the market price is at a premium to the NAV or sells shares when the market price is at a discount to the NAV, the shareholder may sustain losses.

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. However, participants are not obligated to make a market in the Fund’s shares or submit purchase and redemption orders for Creation Units. To the extent that these institutions exit the business, reduce their role or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting and the bid/ask spread on the Fund’s shares may widen.

Cash Transactions Risk.    The Fund intends to effect creations and redemptions for a combination of cash and in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only in-kind. ETFs are able to make in-kind redemptions and avoid realized gains on the distributed portfolio securities at the fund level. A Fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees. These brokerage fees, which will be higher than if the Fund sold and redeemed its shares entirely in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for ETFs that distribute portfolio securities in-kind.

Market Maker Risk.    The Fund faces numerous market risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and in greater than normal intraday bid-ask spreads for Fund shares.

Trading Issues Risk.    Trading in Fund shares on the exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the exchange is subject to trading halts caused by extraordinary market volatility pursuant to the exchange’s “circuit breaker” rules. There can be no assurance that the requirements of Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Performance History

On May 7, 2025, the shareholders of the Predecessor Fund, approved an Agreement and Plan of Reorganization (the “Plan”) by and between Managed Portfolio Series, on behalf of the Predecessor Fund, and Tortoise Capital Series Trust (the “Trust”), on behalf of the Fund, pursuant to which the Predecessor Fund would be reorganized by transferring all of the assets of the Predecessor Fund to the Fund, a newly formed actively-managed exchange-traded fund organized as a separate series of the Trust. As a result of the Reorganization, the Fund has assumed the performance history of the Predecessor Fund. The Predecessor Fund is the accounting successor to the Advisory Research MLP & Energy Income Fund (the “Energy Infrastructure and Income Predecessor Fund”). Accordingly, the performance shown in the bar chart and performance table for periods prior to November 15, 2019, represents the performance of the Energy Infrastructure and Income Predecessor Fund.

The accompanying bar chart and table provide some indication of the risks of investing in the Predecessor Fund. The bar chart shows the changes in the Predecessor Fund’s annual total returns from year to year. Following the bar chart is the Predecessor Fund’s highest and lowest quarterly returns during the periods shown in the bar chart. The table illustrates how the Predecessor Fund’s average annual returns for the 1-year, 5-year, 10-year and since-inception periods compare with those of a broad measure of market performance. The Predecessor Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. The Fund adopted the financial statements and the performance history of the Predecessor Fund.

Updated information on the Fund’s results can be obtained by visiting www.tortoisecapital.com or by calling toll-free at (855) 822-3863.

Predecessor Fund Calendar Year Total Returns as of 12/31(1)

50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
-40.00%
-50.00%
-35.77%
35.27%
-5.60%
-14.61%
15.90%
-14.22%
24.81%
17.98%
12.48%
25.86%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

The bar chart does not reflect sales loads. If it did, the annual total returns reflected would be lower.

____________

(1)    Predecessor Fund’s calendar year-to-date total return based on net asset value for the period 1/1/25 to 3/31/25 was 5.59%.

During the periods shown in the chart above:

Best Quarter		Worst Quarter
34.09%	June 30, 2020	-43.64%	March 31, 2020

Average Annual Total Returns for the Periods Ended December 31, 2024(1) Predecessor Fund Performance	1 Year	5 Years	10 Years
Return Before Taxes (No Load)	25.86%	12.33%	3.80%
Return After Taxes on Distributions (No Load)	25.28%	11.84%	3.16%
Return After Taxes on Distributions and Sale of Fund Shares (No Load)	15.63%	9.71%	2.71%
Index Performance
Alerian MLP Index (reflects no deduction for fees, expenses or taxes)(2)	24.41%	15.56%	3.67%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%

____________

(1)    Institutional Class shares of the Predecessor Fund commenced operations on December 27, 2010.

(2)    The Alerian MLP Index is a composite of energy Master Limited Partnerships.

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser

Tortoise Capital Advisors, L.L.C. (the “Adviser”)

Portfolio Managers

The investment management of the Fund’s portfolio is the responsibility of the Adviser’s investment committee. The investment committee’s members are Brian A. Kessens, James R. Mick, Matthew G.P. Sallee, and Robert J. Thummel, Jr., all of whom share responsibility for such investment management and have each served as portfolio manager to the Fund (including the Predecessor Fund) since 2013.

Purchase and Sale of Shares

The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in blocks of shares known as “Creation Units.” ETF Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the relevant benchmark index. The Fund intends to effect redemptions for a combination of cash and in-kind securities. Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on the New York Stock Exchange (the “Exchange”). The price of the Fund’s shares is based on market price, and because exchange-traded fund shares trade at market prices rather than NAV, the Fund’s shares may trade at a price greater than NAV (premium) or less than NAV (discount). Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares of the Fund in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.tortoisecapital.com.

Tax Information

Distributions made by the Fund may be taxable as ordinary income, or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement generally will be taxable to you as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

ADDITIONAL FUND INFORMATION

Investment Objectives

The Fund’s primary investment objective to seek current income and secondary investment objective to seek long-term capital appreciation are non-fundamental and may be changed without approval by the holders of a majority of the outstanding voting securities of the Fund upon 60 days’ prior written notice to shareholders. The Fund must also provide 60 days’ prior written notice to its shareholders if the Board of Trustees changes the Fund’s policy of investing at least 80% of its assets in investments suggested by the Fund’s name, as described in the Fund’s Principal Investment Strategies section below.

Investment limitations identified as fundamental may not be changed without the approval of the holders of a majority of our outstanding voting securities (which for this purpose and under the 1940 Act, means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are represented or (2) more than 50% of the outstanding voting shares). There is no guarantee that the Fund will achieve its investment objectives.

Additional Information About Investment Strategies

Under normal conditions, the Fund will invest at least 80% of its total assets in equity and debt securities of energy companies. The Adviser considers energy companies to be comprised of companies that engage in one or more aspects of exploration, production, gathering, processing, refining, transmission, marketing, storage and delivery of energy products such as natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal; oilfield services, including drilling, cementing and stimulations; the generation, transmission and distribution of essential services such as electricity, natural gas and water (e.g., energy utilities); hydropower and other water-based energy sources including wastewater treatment plants that generate energy; or the generation, transportation and sale of alternative, renewable, non-fossil fuel based energy sources including, but not limited to, biodiesel, ethanol, biomass, geothermal, hydroelectric, nuclear, solar or wind energy; emerging technology and materials companies that advance energy efficiency and conservation; and companies that provide products and services to the energy sector, that engage in energy conservation or that measure energy. The Adviser considers a company to be focused in the energy sector if at least 50% of the company’s assets are utilized in one or more of these activities. The Fund will focus its investments primarily in energy infrastructure companies, which are companies that provide critical infrastructure to generate, transmit, store and deliver energy resources including natural gas, electricity, water and renewable energy.

The Fund will purchase securities across the capital structure of portfolio companies, including equity and debt securities. The Fund may invest in equity securities of portfolio companies without regard for their market capitalizations.

The Adviser intends to allocate the Fund’s assets towards the mix of equity and debt securities it deems appropriate based upon its view of economic, market, and political conditions. As a result of this asset allocation the Fund’s portfolio may, at times, be significantly invested in either equity or debt securities, or both.

In addition to making direct investments in portfolio companies, the Adviser intends to invest the Fund’s remaining assets in such a way as to provide, in total, a high level of correlation with equities for the energy sector generally. These other investments may include equity and debt securities of entities that own interests in portfolio companies or assets of the type in which the Fund invests.

The Adviser’s investment committee conducts fundamental and quantitative research on specific energy companies and on the energy infrastructure sector for the purpose of identifying potential investment ideas for the Fund. The Adviser will typically sell a position held by the Fund due to changes in the Adviser’s strategic outlook or fundamental changes at a specific company. The Adviser also may sell a position because of the Fund’s risk controls concerning position concentrations or the performance of a company relative to its particular sub-sector or to the energy group as a whole. In addition, the Adviser may sell a position when the Fund requires cash to meet redemption requests.

Common and Preferred Stock of Energy Infrastructure Companies.    The Fund may may invest in common and preferred stock of entities that own and operate energy infrastructure assets. These companies may be treated as corporations for tax purposes or taxed as MLPs.

Fixed Income Securities.    The Fund may invest in the debt securities including both investment grade debt securities and high yield debt securities (often called “junk bonds”), which are securities rated below investment grade (that is, rated Ba or lower by Moody’s, or BB or lower by S&P, comparably rated by another statistical rating organization, or, if unrated, determined by the Adviser to be of comparable credit quality). The Fund will only purchase debt securities which, at the time of acquisition, are rated at least B3 by Moody’s, B- by S&P, comparably rated by another statistical rating organization, or, if unrated, are determined by the Adviser to be of comparable credit quality. The Fund may invest in debt securities of any maturity.

Foreign Securities.    The Fund may invest in foreign securities and U.S. dollar-denominated securities of foreign issuers. Such investments in securities of foreign issuers may include investments in sponsored and unsponsored ADRs and Yankee bonds. ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. Yankee bonds are bonds denominated in U.S. dollars that are publicly issued in the United States by foreign banks and corporations.

Hedging Techniques.    In certain market environments, the Fund may, but is not required to, use various hedging techniques, such as the buying and selling of options, including covered call options, interest rate swaps, total return swaps and foreign currency contracts, to seek to mitigate one or more risks associated with investments in portfolio securities including market risk and interest rate risk, which, among other factors, could adversely affect market valuations of specific securities or certain sectors, or the value of the Fund’s overall portfolio. The Fund may also invest in derivatives for non-hedging purposes. Derivatives providing exposure to the types of securities in which the Fund may invest pursuant to its 80% policy will be counted toward satisfying that policy.

It is not possible to hedge fully or perfectly against any risk. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. There can be no assurance that the Fund’s hedging strategies will be effective or that hedging transactions will be available to the Fund. The Fund is not required to engage in hedging transactions at any given time or from time to time, even under volatile market environment and the Fund may choose not to do so from time to time.

Restricted Securities.    The Fund may invest up to 15% of its net assets in illiquid investments, including securities that are not registered under the Securities Act of 1933 or that otherwise may not be sold in public offerings, which are commonly known as “restricted” securities. The Fund will typically acquire restricted securities in directly negotiated transactions.

Other Securities.    The Fund may invest in initial public offerings (“IPOs”), other investment companies including exchange-traded funds (“ETFs”), and exchange-traded notes (“ETNs”). ETNs are unsecured debt securities issued by a bank that are linked to the total return of a market index. IPOs of the types of securities in which the Fund may invest pursuant to its 80% policy, ETFs that invest in the types of securities in which the Fund may invest pursuant to the 80% policy and ETNs that reference market indices containing the types of securities in which the Fund may invest pursuant to the 80% policy will be counted toward satisfying that policy.

Non-Diversification

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended, which means that it may focus its investments in the securities of relatively few issuers. The Fund intends, however, to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Code. This requires, among other things, that at the end of each quarter of the Fund’s taxable year no more than 25% of the Fund’s assets be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or in the securities of all MLPs combined, and at least 50% of the Fund’s assets be represented by (i) cash, (ii) securities of other regulated investment companies, (iii) U.S. Government securities, and (iv) other securities limited, with respect to any single issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer.

The Fund’s Targeted Portfolio Securities

The Fund seeks to achieve its investment objective by investing primarily in publicly traded equity securities and debt securities. Securities in which the Fund may invest include, but are not limited to, the following types of securities:

Common Stock.    Common stock generally represents an equity ownership interest in the profits and losses of a corporation, after payment of amounts owed to bondholders, other debt holders, and holders of preferred stock. Holders of common stock generally have voting rights, but the Fund does not expect to have voting control in any of the companies in which the Fund invests.

Foreign Securities.    The Fund may invest in securities (including ADRs) issued by foreign issuers. These securities may be issued by companies organized and/or having securities traded on an exchange outside the U.S. or may be securities of U.S. companies that are denominated in the currency of a different country.

Master Limited Partnerships.    Pursuant to tax regulations, the Fund may invest no more than 25% of its total assets in securities of MLPs and other entities treated as qualified publicly traded partnerships.

An MLP is a publicly traded company organized as a limited partnership or LLC and treated as a partnership for federal income tax purposes. MLP common units represent an equity ownership interest in a partnership and provide limited voting rights. MLP common unit holders have a limited role in the partnership’s operations and management. Some energy companies in which the Fund may invest have been organized as LLCs, which are treated in the same manner as MLPs for federal income tax purposes. Common units of an LLC represent an equity ownership in an LLC. Interests in common units of an MLP or LLC entitle the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike MLPs, LLC common unitholders typically have voting rights.

Equity Securities of MLP Affiliates.    In addition to securities of MLPs, the Fund may also invest in equity securities issued by MLP affiliates, such as common shares of corporations that own MLP general partner interests.

MLP affiliates also include the publicly traded equity securities of LLCs that own, directly or indirectly, general partner interests of MLPs. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP.

Investment Companies.    The Fund may invest in other investment companies to the extent permitted by the 1940 Act. Generally, the provisions of the 1940 Act preclude the Fund from acquiring: (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.

Other Equity Securities.    The Fund may also invest in other types of publicly traded equity securities, including but not limited to, preferred equity and convertible securities of companies that are organized as corporations, limited partnerships, limited liability companies and energy REITs.

Debt Securities.    The Fund may invest in debt securities, including securities which may be rated below investment grade (“junk bonds”). These securities may include, among others, corporate debt, Yankee bonds, and zero coupon bonds, and may have variable or fixed principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred and payment-in-kind features. To the extent that the Fund invests in below investment grade debt securities, such securities will be rated, at the time of investment, at least B- by S&P or B3 by Moody’s or a comparable rating by at least one other rating agency or, if unrated, determined by the Adviser to be of comparable quality. If a security satisfies the Fund’s minimum rating criteria at the time of purchase and subsequently is downgraded below such rating, that Fund will not be required to dispose of such security. If a downgrade occurs, the Adviser will consider what action, including the sale of such security, is in the best interest of the Fund and its shareholders.

Illiquid Investments.    The Fund may invest in illiquid investments, which will primarily include direct placements in the securities of listed companies or 144A debt securities. The Fund will not invest in private companies. A listed energy company may be willing to offer the purchaser more attractive features with respect to securities issued in direct placements because it has avoided the expense and delay involved in a public offering of securities. Illiquid investments may include restricted securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale, and are, therefore, unlike securities that are traded in the open market.

Covered Calls.    The Fund may write call options with the purpose of generating current income, mitigating risk or reducing its ownership of certain securities. The Fund will only write call options on securities that the Fund holds in its portfolio (i.e., covered calls). A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If the Fund writes a call option on a security, the Fund has the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. The Fund, as the writer of the call option, would bear the market risk of an unfavorable change in the price of the security underlying the written option.

Temporary Strategies; Cash or Similar Investments

The Fund may invest in high-quality, short-term debt securities and money market instruments for (i) temporary defensive purposes in amounts up to 100% of a Fund’s assets in response to adverse market, economic, or political conditions and (ii) retaining flexibility in meeting redemptions, paying expenses, and identifying and assessing investment opportunities. These short-term debt securities and money market instruments include cash, shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. government securities, discount notes and repurchase agreements. To the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund will bear its pro rata portion of such money market funds’ management fees and operational expenses. Taking a temporary defensive position may result in the Fund not achieving its investment objective.

The Adviser’s Investment Process

The Adviser’s investment process for determining the securities to be purchased or sold, utilizes fundamental analysis and a comparison of quantitative, qualitative, and relative value factors. Investment decisions are driven by proprietary financial, risk, and valuation models, developed and maintained by the Adviser, which assist in the evaluation of investment decisions and risk. Financial models, based on business drivers with historical and multi-year operational and financial projections, quantify growth, facilitate sensitivity and credit analysis, and aid in peer comparisons. Risk models assess a company’s asset quality, management, nature of cash flows and operational positioning. Valuation models and traditional valuation metrics such as cash flow multiples and NAV are also used in the Adviser’s investment process.

To determine whether a company meets the Fund’s criteria, the Adviser utilizes a research-focused, fundamental bottom-up approach generally looking for the targeted investment characteristics described herein. Although the Adviser uses research provided by broker-dealers and investment firms, primary emphasis is placed on proprietary analysis conducted by and valuation models maintained by the Adviser’s in-house investment analysts. The due diligence process followed by the Adviser is comprehensive and may include:

1.    Review of historical and prospective financial information;

2.    Quarterly updates, conference calls and/or management meetings;

3.    Analysis of financial models and projections;

4.    On-site visits; and

5.    Screening of key documents.

Principal Risks of Investing in the Fund

Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or any other governmental agency. There can be no assurance that the Fund will achieve its investment objective. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time. The principal risks of investing in the Fund are:

General Risks:

General Market Risk.    The Fund is subject to all of the business risks and uncertainties associated with any business, including the risk that it will not achieve its investment objective and that the value of an investment in its securities could decline substantially and cause you to lose some or all of your investment. U.S. and international markets have, and may continue to, experience volatility, which may increase risks associated with an investment in the Fund. Changes in the value of the Fund’s portfolio securities may be rapid or unpredictable and cause the NAV of the Fund and its investment return to fluctuate. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. In some cases, for example, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial condition or prospects of the issuers. Similarly, the debt markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default, and valuation difficulties.

Adviser Risk.    The ability of the Fund to meet its investment objective is directly related to the Adviser’s investment strategies for the Fund. The value of your investment in the Fund may vary with the effectiveness of the Adviser’s research, analysis and asset allocation among portfolio securities. If the Adviser’s investment strategies do not produce the expected results, the value of your investment could be diminished or even lost entirely and the Fund could underperform the market or other mutual funds with similar investment objectives.

Energy Infrastructure Company Risk.    Energy infrastructure companies are subject to many risks that can negatively impact the revenues and viability of companies in this industry, including, but not limited to risks associated with companies owning and/or operating pipelines, gathering and processing assets, power infrastructure, propane assets, as well as capital markets, terrorism, natural disasters, climate change, operating, regulatory, environmental, supply and demand, and price volatility risks.

Energy Sector Risk.    Under normal circumstances, the Fund concentrates its investments in the energy sector, which includes a number of risks, including the following: supply and demand risk, depletion and exploration risk, marine transportation companies risk, regulatory risk, commodity pricing risk, weather risk, cash flow risk, affiliated party risk, catastrophe risk, acquisition risk, and natural resources sector risk. For example, decreases in oil prices may have a substantial impact on the prices of publicly traded equity securities of energy companies.

Renewable Energy Company Risk.    Renewable energy companies are dependent upon factors such as available solar resource, wind conditions, weather conditions and power generating equipment performance that may significantly impact the performance of such companies. Solar, wind and weather conditions generally have natural variations from season to season and from year to year and may also change permanently because of climate change or other factors. Solar and wind energy is highly dependent on weather conditions and, in particular, on available solar and wind conditions. Moreover, power generating equipment used generally by renewable energy companies is accompanied by the attendant costs of maintaining such equipment while in use and subject to risks of obsolescence associated with emerging and disruptive new technologies.

Energy Utility Company Risk.    The utilities industries can be significantly affected by government regulation, interest rate changes, financing difficulties, supply and demand of services or fuel, changes in taxation, natural resource conservation, intense competition, and commodity price fluctuations.

Concentration Risk.    The Fund’s strategy of focusing on companies in the group of industries comprising the energy sector that the performance of the Fund will be closely tied to the performance of those industries. The Fund’s focus in these investments may present more risk than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these investments would have a greater impact on the Fund than on a fund that does not focus in such investments. At times, the performance of these investments may lag the performance of other industries or the market as a whole. An inherent risk associated with any investment focus is that the Fund may be adversely affected if a small number of its investments perform poorly.

Non-Diversified Fund Risk.    The Fund is “non-diversified” and therefore are not required to meet certain diversification requirements under federal laws. The Fund may invest a greater percentage of its assets in the securities of a single issuer and may have fewer holdings than other mutual funds. As a result, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Equity Securities Risk.    Equity securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations about changes in interest rates, investor sentiment towards such entities, changes in a particular issuer’s or industry’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer or industry. Prices of equity securities of individual entities also can be affected by fundamentals unique to the company or partnership, including earnings power and coverage ratios. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. In addition, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which affect the issuers. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital. Energy companies’ equity prices may be influenced by dividend and distribution growth rates. Any of the foregoing risks could substantially impact the ability of such an entity to grow its dividends or distributions.

Foreign Securities Risk.    Investments in securities (including ADRs) of foreign issuers involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers. For example, foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and companies may be subject to less government supervision and regulation than exists in the U.S. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. The Fund may not be able to pass through to its shareholders any foreign income tax credits as a result of any foreign income taxes it pays. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect the Fund’s assets held in foreign countries. There may be less publicly available information about a foreign company than there is regarding a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing a loss. In addition, a portfolio that includes securities issued by foreign issuers can expect to have a higher expense ratio because of the increased transaction costs in foreign markets and the increased costs of maintaining the custody of such foreign securities. When investing in securities issued by foreign issuers, there is also the risk that the value of such an investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. The Fund may, but does not currently intend to, hedge its exposure to foreign currencies.

Currency Risk.    When the Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars, which carries the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Fund’s portfolio holdings and your investment. Foreign countries may adopt economic policies and/or currency exchange controls that affect its currency valuations in a disadvantageous manner for U.S. investors and companies and restrict or prohibit the Fund’s ability to repatriate both investment capital and income, which could place the Fund’s assets in such country at risk of total loss.

ADR Risk.    ADRs are generally subject to the same risks as the foreign securities because their values depend on the performance of the underlying foreign securities. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored ADRs generally bear all the costs of such depositary receipts, and the issuers of unsponsored ADRs frequently are under no obligation to distribute shareholder communications received from the company that issues the underlying foreign securities or to pass through voting rights to the holders of the ADRs. As a result, there may not be a correlation between such information and the market values of unsponsored ADRs.

Debt Securities Risks.    The value of debt securities may decline for a number of reasons, such as management performance, financial leverage and reduced demand of the issuer’s products and services. Debt securities are subject to the following risks:

1.    Call Risk.    During periods of declining interest rates, a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. In this event the Fund would then be forced to invest in the unanticipated proceeds at lower interest rates, resulting in a decline in its income.

2.    Credit Risk.    Issuers of debt securities may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the issuer to pay back debt. The degree of credit risk for a particular security may be reflected it its credit rating. Lower rated debt securities involve greater credit risk, including the possibility of default or bankruptcy.

3.    Interest Rate Risk.    Debt securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt securities with longer maturities sometimes offer higher yields but are subject to greater price shifts as a result of interest rate changes than debt securities with shorter maturities. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels. Substantial redemptions from bond and other income funds may worsen that impact. Other types of securities also may be adversely affected from an increase in interest rates.

4.    Reinvestment Risk.    If the Fund reinvests the proceeds of matured or sold securities at market interest rates that are below its portfolio earnings rate, its income will decline.

5.    Prepayment and Extension Risk.    Prepayment occurs when the issuer of a debt security exercises its option to call or repays principal prior to the security’s maturity. During periods of declining interest rates, issuers may increase pre-payments of principal causing the Fund to invest in debt securities with lower yields thus reducing income generation. Similarly, during periods of increasing interest rates, issuers may decrease pre-payments of principal extending the duration of debt securities potentially to maturity. This is known as extension risk and may increase the Fund’s sensitivity to rising rates and the potential for price declines. Debt securities with longer maturities are subject to greater price shifts as a result of interest rate changes. Also, if the Fund is unable to liquidate lower yielding securities to take advantage of a higher interest rate environment, its ability to generate income may be adversely affected. The potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

6.    Duration Risk.    The Fund does not have a set policy regarding the maturity or duration of any or all of its securities. Holding long duration and long maturity investments will magnify certain risks, including interest rate risk and credit risk.

MLP Risk.    MLPs are subject to many risks, including those that differ from the risks involved in an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of units issued by an MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. In addition, the value of the Fund’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be treated as a corporation for U.S. federal income tax purposes. In that case, the MLP would be obligated to pay income tax at the entity level and distributions received by the Fund generally would be taxed as dividend income. As a result, there could be a material reduction in the Fund’s cash flow and there could be a material decrease in its NAV. Furthermore, MLP interests may not be as liquid as other more commonly traded equity securities.

An MLP’s distributions to the Fund generally will not be taxable unless the cash amount distributed exceeds the Fund’s basis in its interest in the MLP. Distributions received by the Fund from an MLP will reduce the Fund’s adjusted basis in its interest in the MLP, but not below zero. Cash distributions in excess of the Fund’s basis in the MLP will generally be taxable to the Fund as capital gains. A reduced basis will generally result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes on the sale of its interest in the MLP. The Fund expects to receive cash distributions each year from certain MLPs that exceed the net taxable income allocated to the Fund from such MLPs for such year, and, as a result, the Fund may recognize larger taxable gains (or smaller losses) with respect to such MLPs when it disposes of its interests in such MLPs. If you hold shares in the Fund when such gains or losses are recognized, you may be required to pay tax on one or more Fund distributions, potentially at ordinary income tax rates, even though you may not have economically benefited from the associated MLP cash distributions.

The Fund will report distributions made to shareholders annually on Form 1099. If an MLP in which the Fund invests amends its partnership tax return, the Fund will, when necessary, send you a corrected Form 1099, which could, in turn, require you to amend your federal, state or local tax returns.

Below Investment Grade Debt Securities Risk.    Below-investment grade debt securities, or unrated securities of similar credit quality as determined by the Adviser, also sometimes referred to as “junk bonds,” generally pay a premium above the yields of U.S. government or investment grade debt securities because they are subject to greater risks. These risks, which reflect their speculative character, include: greater volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default. In addition, the prices of these non-investment grade debt securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher-grade securities. Non-investment grade debt securities tend to be less liquid than investment grade debt securities.

Mid-Cap and Small-Cap Companies Risk.    Mid-cap and small-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large-cap companies. Therefore, their securities may be more volatile and less liquid than the securities of larger, more established companies. Mid-cap and small-cap company stocks may also be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if the Adviser wants to sell a large quantity of a mid-cap or small-cap company stock, it may have to sell at a lower price than it might prefer, or it may have to sell in smaller than desired quantities over a period of time. Analysts and other investors may follow these companies less actively and therefore information about these companies may not be as readily available as that for large-cap companies.

Covered Call Option Risk.    The Fund may write covered call options. The writer of a covered call option, during the option’s life, gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist if the Fund seeks to close out an option position. If trading were suspended in an option purchased by the Fund, it would not be able to close out the option. If the Fund was unable to close out a covered call option that it had written on a security, the Fund would not be able to sell the underlying security unless the option expired without exercise.

Cybersecurity Risk.    Investment advisers, including the Adviser, must rely in part on digital and network technologies (collectively “cyber networks”) to conduct their businesses. Such cyber networks might in some circumstances be at risk of cyber attacks that could potentially seek unauthorized access to digital systems for purposes such as misappropriating sensitive information, corrupting data, or causing operational disruption. Cyber attacks might potentially be carried out by persons using techniques that could range from efforts to electronically circumvent network security or overwhelm websites to intelligence gathering and social engineering functions aimed at obtaining information necessary to gain access. Nevertheless, cyber incidents could potentially occur, and might in some circumstances result in unauthorized access to sensitive information about the Adviser or its clients.

Derivatives Risk.    The Fund may utilize derivatives. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, there are additional risks associated with derivatives trading that may be greater than the risks associated with investing directly in the underlying instruments. Investing in derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other investments. Derivatives can be highly volatile, illiquid and difficult to value, and changes in the value of a derivative held by the Fund may not correlate with the underlying instrument or the Fund’s other investments. Additional risks include but are not limited to the possible default of the counterparty to the transaction, illiquidity of the derivative investments or leverage risk. Furthermore, the ability to successfully use these techniques depends on the Adviser’s ability to predict pertinent market movements, which cannot be assured. Additionally, amounts paid by the Fund as premiums and cash, or other assets segregated as collateral with respect to derivatives, are not otherwise freely available for investment purposes. There can be no assurance that regulation of derivative instruments and markets will not have a material adverse effect on the Fund or will not impair the ability of the Fund to implement certain derivative strategies or to achieve its investment objective. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Fund’s taxable income or gains. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. A more complete discussion of derivatives and their risks is included in the Statement of Additional Information (“SAI”) under the heading “Options, Futures and Other Strategies.”

ETF Risk.    Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

ETN Risk.    ETNs are debt securities that combine certain aspects of ETFs and bonds. ETNs are not investment companies and thus are not regulated under the 1940 Act. ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.

Hedging Risk.    It is not possible to hedge fully or perfectly against any risk. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. There can be no assurance that the Fund’s hedging strategies will be effective or that hedging transactions will be available to the Fund. The Fund is not required to engage in hedging transactions at any given time or from time to time, even under a volatile market environment and the Fund may choose not to do so from time to time.

Illiquid Investments Risk.    The Fund may invest in securities of any market capitalization and may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular securities or close call option positions at an advantageous price or a timely manner. In the event certain securities experience limited trading volumes, the prices of such securities may display abrupt or erratic movements at times. In addition, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to sell at a favorable price at the times when the Adviser believes it is desirable to do so. Investment in securities that are less actively traded (or over time experience decreased trading volume) may restrict the Fund’s ability to take advantage of other market opportunities.

Restricted securities are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. This reduced liquidity creates special risks for the Fund. However, the Fund could sell such securities in private transactions with a limited number of purchasers or in public offerings under the Securities Act of 1933, as amended (the “1933 Act”). Adverse conditions in the public securities markets may preclude a public offering of securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. The Fund would bear the risks of any downward price fluctuation during that period.

Investment Company and RIC Compliance Risk.    The Fund may be subject to increased expenses and reduced performance as a result of its contemplated investments in other investment companies. If the Fund invests in investment companies (including other closed-end, open-end funds, and ETFs), it will bear additional expenses based on its pro rata share of the investment company’s operating expenses, including the duplication of advisory and other fees and expenses. Additional risks of owning an investment company generally includes the risks of owning the underlying securities the investment company holds. In addition, the Fund intends to elect to be treated, and to qualify each year, as a RIC under the Code. To maintain the Fund’s qualification for federal income tax purposes as a RIC, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year the Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of the Fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). The resulting increase to the Fund’s expenses will reduce its performance and its income available for distribution. Under certain circumstances, the Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund might incur significant Fund-level taxes and might be forced to dispose of certain assets. For additional information on the requirements imposed on regulated investment companies and the consequences of a failure to qualify, see “Tax Consequences” below.

IPO Risk.    The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

Leverage Risk.    The Fund’s use of leverage through borrowing and short sales may magnify the Fund’s gains or losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying instrument can result in a loss substantially greater than the amount invested in the derivative itself.

Counterparty Credit Risk.    The Fund may be subject to counterparty credit risk. Counterparty credit risk is the risk that a counterparty may default. If the counterparty defaults, the Fund’s risk of loss will consist of any payments that it is entitled to receive from the counterparty under the agreement.

Convertible Securities Risk.    The Fund may be subject to convertible securities risk. Convertible securities are hybrid securities that have characteristics of both bonds and common stocks and are therefore subject to both debt security risks and equity risk. Convertible securities are subject to equity risk especially when their conversion value is greater than the interest and principal value of the bond. The prices of equity securities may rise or fall because of economic or political changes and may decline over short or extended periods of time.

Preferred Stock Risk.    The Fund may be subject to preferred stock risk. A preferred stock is a blend of the characteristics of a bond and common stock. It may offer a higher yield than common stock and has priority over common stock in equity ownership, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed or passed by the issuer. Preferred stock generally does not confer voting rights.

ETF-Related Risk

Shares May Trade at Prices Different than NAV Per Share.    Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares of the Fund may result in shares trading at a significant premium or discount to NAV. If a shareholder purchases shares when the market price is at a premium to the NAV or sells shares when the market price is at a discount to the NAV, the shareholder may sustain losses.

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. However, participants are not obligated to make a market in the Fund’s shares or submit purchase and redemption orders for Creation Units. To the extent that these institutions exit the business, reduce their role or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting and the bid/ask spread on the Fund’s shares may widen.

Cash Transactions Risk.    The Fund intends to effect creations and redemptions for a combination of cash and in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only in-kind. ETFs are able to make in-kind redemptions and avoid realized gains on the distributed portfolio securities at the fund level. A Fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees. These brokerage fees, which will be higher than if the Fund sold and redeemed its shares entirely in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for ETFs that distribute portfolio securities in-kind.

Market Maker Risk.    The Fund faces numerous market risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and in greater than normal intraday bid-ask spreads for Fund shares.

Trading Issues Risk.    Trading in Fund shares on the exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the exchange is subject to trading halts caused by extraordinary market volatility pursuant to the exchange’s “circuit breaker” rules. There can be no assurance that the requirements of Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Capital Markets Risk.    Global financial markets and economic conditions have been, and may continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. In volatile times, the cost of raising capital in the debt and equity capital markets, and the ability to raise capital, may be impacted. In particular, concerns about the general stability of financial markets and specifically the solvency of lending counterparties, may impact the cost of raising capital from the credit markets through increased interest rates, tighter lending standards, difficulties in refinancing debt on existing terms or at all and reduced, or in some cases ceasing to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. As a result of any of the foregoing, energy companies may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, energy companies may not be able to meet obligations as they come due. Moreover, without adequate funding, energy companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

Rising interest rates could limit the capital appreciation of equity units of energy companies as a result of the increased availability of alternative investments at competitive yields. Rising interest rates may increase the cost of capital for energy companies. A higher cost of capital or an inflationary period may lead to inadequate funding, which could limit growth from acquisition or expansion projects, the ability of such entities to make or grow dividends or distributions or meet debt obligations, the ability to respond to competitive pressures, all of which could adversely affect the prices of their securities.

In 2010, several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain, and Portugal, began to face budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. In addition, the events surrounding the recent negotiations regarding the U.S. federal government debt ceiling and the resulting agreement could adversely affect us. In 2011, S&P lowered its long-term sovereign credit rating on the U.S. federal government debt to “AA+” from “AAA.” The effects of these or similar events in the future on the U.S. economy and securities markets or on energy companies cannot be predicted.

Additional Risks Related to Investing in the Energy Industry and Energy Infrastructure Industry

Acquisition Risk.    The abilities of MLP Entities to grow and to increase distributions can be highly dependent on their ability to make acquisitions that result in an increase in cash available for distributions. Recently, the acquisition market has become more competitive as a result of the increased amount of MLP Entities, as well as significant private equity interest in midstream energy assets. Almost all MLP Entities have been active in the third-party acquisition market. As a result, the competitive nature of the market has resulted in higher multiples, which may reduce the attractiveness of returns on acquisitions. Accordingly, MLP Entities may be unable to make accretive acquisitions because they are unable to identify attractive acquisition candidates, negotiate acceptable purchase contracts, raise financing for such acquisitions on economically acceptable terms or because they are outbid by competitors. Such circumstances may limit their future growth and their ability to raise distributions could be reduced. Furthermore, even if MLP Entities do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in operating income. Any acquisition involves risks, including, among other risks, mistaken assumptions about revenues and costs, the assumption of unknown liabilities, limitations on rights to indemnity from the seller, the diversion of management’s attention from other business concerns, unforeseen difficulties operating in new product or geographic areas and customer or key employee losses at the acquired businesses.

Affiliated Party Risk.    Certain energy companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by such a company’s parents or sponsors to satisfy their payments or obligations would impact the company’s revenues and cash flows and ability to make distributions.

Cash Flow Risk.    The amount and tax characterization of cash available for distribution by an MLP Entity depends upon the amount of cash generated by its operations. Cash available for distribution by MLP Entities will vary widely from quarter to quarter and is affected by various factors affecting the MLP Entities’ operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP Entity has available for distribution in a given period.

Commodity Price Volatility Risk.    The volatility of energy commodity prices can significantly affect energy companies due to the impact of prices on the volume of commodities developed, produced, gathered and processed. Historically, energy commodity prices have been cyclical and exhibited significant volatility, which may adversely impact the value, operations, cash flows and financial performance of energy companies. The volatility of energy commodity prices can also indirectly affect certain entities that operate in the midstream segment of the energy industry due to the impact of prices on the volume of commodities transported, processed, stored or distributed.

Commodity price fluctuations may be swift and may occur for several reasons, including changes in global and domestic energy markets, general economic conditions, consumer demand, the price and level of foreign imports, the impact of weather on demand, levels of domestic and worldwide supply, levels of production, domestic and foreign governmental regulation, political instability, acts of war and terrorism, the success and costs of exploration projects, conservation and environmental protection efforts, the availability and price of alternative energy, taxation, and the availability of local, intrastate and interstate transportation systems.

Counterparty Risk.    Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.

Supply and Demand Risk.    A decrease in the exploration, production or development of natural gas, natural gas liquids (“NGLs”), crude oil, refined petroleum products, or a decrease in the volume of such commodities, may adversely impact the financial performance and profitability of energy companies. Production declines and volume decreases may be caused by various factors, including changes in commodity prices, oversupply, depletion of resources, declines in estimates of proven reserves, catastrophic events affecting production, labor difficulties, political events, production variance from expectations, Organization of the Petroleum Exporting Countries (“OPEC”) actions, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems or outages, the inability of energy companies to obtain necessary permits or carry out new construction or acquisitions, unanticipated expenses, import supply disruption, increased competition from alternative energy sources, and other events. All of the above is particularly true for new or emerging areas of supply in North America that may have limited or no production history. Reductions in or prolonged periods of low prices for natural gas and crude oil can cause a given reservoir to become uneconomical for continued production earlier than it would if prices were higher.

A sustained decline in or varying demand for such commodities could also adversely affect the financial performance of energy companies. Factors that could lead to a decline in demand include economic recession or other adverse economic conditions, political and economic conditions, including embargoes, in other natural resource producing countries, hostilities in the Middle East, military campaigns and terrorism, OPEC actions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, exchange rates, changes in commodity prices, and changes in weather.

In addition, the profitability of companies engaged in processing and pipeline activities may be materially impacted by the volume of natural gas or other energy commodities available for transporting, processing, storing or distributing. A significant decrease in the production of natural gas, oil, or other energy commodities, due to a decline in production from existing facilities, import supply disruption, depressed commodity prices or otherwise, would reduce revenue and operating income of such entities.

Reserve & Depletion Risk.    Energy companies’ estimates of proven reserves and projected future net revenue are generally based on internal reserve reports, engineering data, and reports of independent petroleum engineers. The calculation of estimated reserves requires subjective estimates of underground accumulations and utilizes assumptions concerning future prices, production levels, and operating and development costs. These estimates and assumptions may prove to be inaccurate. As a result, estimated quantities of proved reserves, projections of future production rates, and the timing of related expenditures may likewise prove to be inaccurate.

Any material negative inaccuracies in these reserve estimates or underlying assumptions may materially lower the value of upstream energy companies. Future natural gas, NGL and oil production is highly dependent upon the success in acquiring or finding additional reserves that are economically recoverable. This is particularly true for new areas of exploration and development, such as in North American oil and gas reservoirs, including shale. A portion of any one upstream company’s assets may be dedicated to crude oil or natural gas reserves that naturally deplete over time, and a significant slowdown in the identification or availability of reasonably priced and accessible proven reserves for these companies could adversely affect their business.

Midstream and Power Infrastructure Company Risk.    The Fund may be subject to midstream and power infrastructure company risk through its investments in pipeline companies. In addition to the other energy risks described herein, pipeline companies are subject to particular risks, including varying demand for crude oil, natural gas, NGLs or refined products in the markets served by the pipeline; changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities; sharp decreases in crude oil or natural gas prices that cause producers to curtail production; reduced capital spending for exploration activities; or re-contracting at lower rates. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors.

Gathering and processing companies are subject to many risks, including declines in production of crude oil and natural gas fields which utilize their gathering and processing facilities, prolonged depression in the price of natural gas or crude oil which curtails production due to lack of drilling activity, and declines in the prices of NGLs and refined petroleum products, resulting in lower processing or refining margins. In addition, the development of, demand for, and/or supply of competing forms of energy may negatively impact the revenues of these companies.

Propane companies are subject to many risks, including earnings variability based upon weather patterns in the locations where the company operates and the wholesale cost of propane sold to end customers. In addition, propane companies are facing increased competition due to the growing availability of natural gas, fuel oil and alternative energy sources for residential heating.

Power infrastructure companies are subject to many risks, including earnings variability based upon weather patterns in the locations where the company operates, the change in the demand for electricity, the cost to produce power, and the regulatory environment. Further, share prices are partly based on the interest rate environment, the sustainability and potential growth of the dividend, and the outcome of various rate cases undertaken by the company or a regulatory body.

Operating Risk.    Energy companies are subject to many risks, including: equipment failure causing outages; structural, maintenance, impairment and safety problems; transmission or transportation constraints, inoperability or inefficiencies; dependence on a specified fuel source; changes in electricity and fuel usage; availability of competitively priced alternative energy sources; changes in generation efficiency and market heat rates; lack of sufficient capital to maintain facilities; significant capital expenditures to keep older assets operating efficiently; seasonality; changes in supply and demand for energy; catastrophic and/or weather-related events such as spills, leaks, well blowouts, uncontrollable flows, ruptures, fires, explosions, floods, earthquakes, hurricanes, discharges of toxic gases and similar occurrences; storage, handling, disposal and decommissioning costs; and environmental compliance. Breakdown or failure of an energy company’s operating assets may prevent it from performing under applicable sales agreements, which in certain situations could result in termination of the agreement or in the company incurring a liability for liquidated damages. Because of these operating risks and other potential hazards, energy companies may become exposed to significant liabilities for which they may not have adequate insurance coverage. Any of the identified risks may have a material adverse effect on the business, financial condition, results of operations and cash flows of energy companies.

The energy industry is cyclical and from time to time may experience a shortage of drilling rigs, equipment, supplies, or qualified personnel, or, due to significant demand, such services or equipment may not be available on commercially reasonable terms. A company’s ability to complete capital improvements to existing projects or invest in planned capital projects in a successful and timely manner is dependent upon many variables. Should any such efforts be unsuccessful, an energy company may be subject to additional costs and/or the write-off of its investment in the project or improvement. The marketability of oil and gas production depends in large part on the availability, proximity and capacity of pipeline systems owned by third parties. Oil and gas properties are subject to royalty interests, liens and other burdens, encumbrances, easements or restrictions, all of which may impact the production of a particular energy company. Oil and gas companies operate in a highly competitive and cyclical industry, with intense price competition. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities.

Energy companies engaged in interstate pipeline transportation of natural gas, refined petroleum products and other products are subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to the tariff rates that these companies may charge for pipeline transportation services. An adverse determination to an energy company by the FERC with respect to such tariff rates may have a material adverse effect on that energy company’s business, financial condition, results of operations and cash flows and on its ability to make cash distributions to its equity owners.

Regulatory Risk.    Energy companies are subject to regulation by governmental authorities in various jurisdictions and may be adversely affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Regulation exists with respect to multiple aspects of their operations, including: reports and permits concerning exploration, drilling, and production; how facilities are constructed, maintained and operated; how wells are spaced; the unitization and pooling of properties; environmental and safety controls, including emissions release, the reclamation and abandonment of wells and facility sites, remediation, protection of endangered species, and the discharge and disposition of waste materials; offshore oil and gas operations; and the prices energy companies may charge for the oil and gas produced or transported under federal and state leases and for other products and services. Various governmental authorities have the power to enforce compliance both with these regulations and permits issued pursuant to them, and violators may be subject to administrative, civil and criminal penalties, including fines, injunctions or both. Stricter laws, regulations or enforcement policies may be enacted in the future which increase compliance costs and adversely affect the financial performance of energy companies. Additionally, legislation has been proposed that would, if enacted into law, make significant changes to U.S. federal income tax laws, including the elimination of certain U.S. federal income tax benefits currently available to oil and gas exploration and production companies.

The use of methods such as hydraulic fracturing may be subject to new or different regulation in the future. Any new state or federal regulations that may be imposed on hydraulic fracturing could result in additional permitting and disclosure requirements (including of substances used in the fracturing process) and in additional operating restrictions. The imposition of various conditions and restrictions on drilling and completion operations could lead to operational delays and increased costs and, moreover, could delay or effectively prevent the development of oil and gas from formations that would not be economically viable without the use of hydraulic fracturing.

Energy infrastructure companies engaged in interstate pipeline transportation of natural gas, refined petroleum products and other products are subject to regulation by FERC with respect to tariff rates these companies may charge for pipeline transportation services. An adverse determination by the FERC with respect to the tariff rates of an energy infrastructure company could have a material adverse effect on its business, financial condition, results of operations and cash flows and its ability to make cash distributions to its equity owners. Certain MLPs regulated by FERC have the right, are not obligated, to redeem all their common units held by an investor who is not subject to U.S. federal income taxation at market value, with the purchase price payable in cash or via a three-year interest-bearing promissory note. Prices for certain electric power companies are regulated in the U.S. with the intention of protecting the public while ensuring that the rate of return earned by such companies is sufficient to attract growth capital and to provide appropriate services. The rates assessed for these rate-regulated electric power companies by state and local regulators are generally subject to cost-of-service regulation and annual earnings oversight. This regulatory treatment does not provide any assurance as to achievement of earnings levels. Changes in laws or regulations or changes in the application or interpretation of regulatory provisions in jurisdictions where electric power companies operate, particularly utilities where electricity tariffs are subject to regulatory review or approval, could adversely affect their business. The Fund could become subject to FERC’s jurisdiction if it is deemed to be a holding company of a public utility company or of a holding company of a public utility company, and the Fund may be required to aggregate securities held by the Fund or other funds and accounts managed by the Adviser and its affiliates. Accordingly, the Fund may be prohibited from buying securities of a public utility company or of a holding company of any public utility company or may be forced to divest itself of such securities because of other holdings by the Fund or other funds or accounts managed by the Adviser and its affiliates.

Environmental Risk.    Energy company activities are subject to stringent environmental laws and regulation by many federal, state and local authorities, international treaties and foreign governmental authorities. A company’s failure to comply with such laws and regulations or to obtain any necessary environmental permits pursuant to such laws and regulations may result in the imposition of fines or other sanctions. Congress and other domestic and foreign governmental authorities have either considered or implemented various laws and regulations to restrict or tax certain emissions, particularly those involving air and water emissions. Existing environmental regulations may be revised or reinterpreted, new laws and regulations may be adopted or become applicable, and future changes in environmental laws and regulations may occur, each of which could impose significant additional costs on energy companies. Energy companies have made and will likely continue to make significant capital and other expenditures to comply with these and other environmental laws and regulations. There can be no assurance that such companies will be able to recover all or any increased environmental costs from their customers or that their business, financial condition or results of operations will not be materially and adversely affected by such expenditures or by any changes in domestic or foreign environmental laws and regulations, in which case the value of these companies’ securities could be adversely affected. Energy companies may not be able to obtain or maintain all required environmental regulatory approvals. If there is a delay in obtaining any required environmental regulatory approvals or if an energy company fails to obtain, maintain or comply with any such approval, the operation of its facilities could be stopped or become subject to additional costs. In addition, energy companies may be responsible for environmentally-related liabilities, including any on-site liabilities associated with the environmental condition of facilities that it has acquired, leased or developed, or liabilities from associated activities, regardless of when the liabilities arose and whether they are known or unknown.

Hydraulic fracturing is a common practice used to stimulate production of natural gas and/or oil from dense subsurface rock formations such as shales that generally exist several thousand feet below ground. Some energy companies commonly apply hydraulic-fracturing techniques in onshore oil and natural gas drilling and completion programs. The process involves the injection of water, sand, and additives under pressure into a targeted subsurface formation. The water and pressure create fractures in the rock formations, which are held open by grains of sand, enabling the oil or natural gas to flow to the wellbore. The use of hydraulic fracturing may produce certain wastes that may in the future be designated as hazardous wastes and become subject to more rigorous and costly compliance and disposal requirements.

The EPA has commenced a study of potential environmental effects of hydraulic fracturing on drinking water and groundwater. The EPA also announced in October 2011 that it is launching a study regarding wastewater resulting from hydraulic fracturing activities that such wastewater must meet before being transported to a treatment plant. In addition, the Department of Energy is conducting an investigation into practices the agency could recommend to better protect the environment from drilling using hydraulic fracturing completion methods, and the Department of the Interior has proposed disclosure, well testing and monitoring requirements for hydraulic fracturing on federal lands. The White House Council on Environmental Quality and a committee of the U.S. House of Representatives are reviewing hydraulic-fracturing practices, and legislation has been introduced in Congress to provide for federal regulation of hydraulic fracturing and to require disclosure of the chemicals used in the fracturing process. Some states have also adopted, and other states are considering adopting, regulations that impose more stringent permitting, disclosure and well construction requirements on hydraulic fracturing operations. Additional regulations may be imposed that would, among other things, limit injection of oil and gas well wastewater into underground disposal wells, because of concerns about the possibility of minor earthquakes being linked to such injection, an indirect byproduct to drilling unique to certain geographic regions. If new laws or regulations that significantly restrict hydraulic fracturing or associated activity are adopted, such laws may make it more difficult or costly for energy companies to perform fracturing to stimulate production from tight formations, which might adversely affect their production levels, operations, and cash flow, as well as the value of such companies’ securities.

Climate Change Regulation Risk.    Climate change regulation may result in increased operations and capital costs for the companies in which the Fund invests. Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the U.S. and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, which some scientists and policymakers believe contribute to global climate change. These current and future measures may result in certain companies in which the Fund invests incurring increased costs to operate and maintain facilities and to administer and manage a greenhouse gas emissions program, which in turn may reduce demand for fuels that generate greenhouse gases that are produced or managed or produced by such companies.

Terrorism Risk.    Energy companies, and the market for their securities, are subject to disruption as a result of terrorism-related risks. These include terrorist activities, such as the September 11, 2001 terrorist attacks; wars, such as the wars in Afghanistan and Iraq and their aftermath; and other geopolitical events, including upheaval in the Middle East and other energy producing regions. Cyber hacking may also cause significant disruption and harm to energy companies. The U.S. government has issued warnings that energy industry assets, including exploration and production facilities as well as pipelines and transmission and distribution facilities, may be specific targets for terrorist activity. Such events have led, and in the future may lead, to short-term market volatility, and may also have long-term effects on companies in the energy industry and the market price of their securities. Such events may also adversely affect the business and financial condition of particular companies in which the Fund invests.

Natural Disaster Risk.    Natural risks, such as earthquakes, flood, lightning, hurricanes, tsunamis, tornadoes and wind, are inherent risks in energy company operations. For example, extreme weather patterns, such as Hurricane Ivan in 2004, Hurricanes Katrina and Rita in 2005, the Tohuku earthquake and resulting tsunami in Japan in 2011, Hurricane Sandy in 2012 and Hurricane Harvey in 2017, resulted in substantial damage to the facilities of certain companies located in the affected areas, created significant volatility in the supply of energy, and adversely impacted the prices of certain energy company securities. Future natural disasters, or even the threat thereof, may result in similar volatility and may adversely affect commodity prices and earnings of energy companies in which the Fund invests.

Exclusion of Adviser from Commodity Pool Operator Definition

An exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) has been claimed with respect to the Fund, and, therefore, the Adviser is not subject to CFTC registration or regulation as a CPO with respect to the Fund. In addition, the Adviser will rely upon an exemption from the definition of “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC.

Disclosure of Portfolio Holdings

The Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business through the Fund’s website and may be made available through financial reporting and news services or any other medium, including publicly available internet web sites. Additional information regarding the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

INVESTMENT MANAGEMENT

Investment Adviser

Pursuant to an investment advisory agreement, the Adviser provides the Fund with investment research and advice and furnishes the Fund with an investment program consistent with its investment objective and policies, subject to the supervision of its Board of Trustees. The Adviser determines which portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the Fund’s securities transactions and reports to its Board of Trustees on its investments and performance.

The Adviser is located at 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211. The Adviser specializes in energy investing across the energy value chain, including infrastructure and MLPs. The Adviser was formed in October 2002 to provide portfolio management services to institutional and high-net-worth investors seeking professional management of their MLP investments. As of March 31, 2025, the Adviser had approximately $9.6 billion of client assets under management. The Adviser’s investment committee is comprised of four individuals.

The Adviser is indirectly controlled by Lovell Minnick Partners LLC (“Lovell Minnick”) and is an indirect wholly-owned subsidiary of Tortoise Parent Holdco LLC (“Tortoise”). An entity formed by Lovell Minnick owned by certain private funds sponsored by Lovell Minnick and a group of institutional co-investors owns a controlling interest in Tortoise.

Portfolio Managers

The investment management of the Fund’s portfolio is the responsibility of the Adviser’s investment committee. The investment committee’s members are Brian A. Kessens, James R. Mick, Matthew G.P. Sallee, and Robert J. Thummel, Jr., all of whom share responsibility for such investment management. It is the policy of the investment committee that any one member can require the Adviser to sell a portfolio company and any one member can veto the committee’s decision to invest in a portfolio company.

Brian A. Kessens.    Mr. Kessens joined the Adviser in 2008. He has been a senior portfolio manager of the Adviser since February 2019, a Managing Director of the Adviser since January 2015, and a member of the Investment Committee of our Adviser since June 30, 2015. He was a portfolio manager of the Adviser from July 2013 to January 2019. He was a senior investment analyst of the Adviser from June 2012 to July 2013, and an investment analyst from 2008 to June 2012. Previously, from 2004 to 2008, he was a vice president in Citigroup’s global energy investment banking practice. Prior to Citigroup, he served from 1997 to 2002 as a field artillery officer in the United States Army. Mr. Kessens earned a Master of Business Administration from Columbia Business School in New York and a Bachelor of Science in economics from the United States Military Academy at West Point. He earned his CFA designation in 2006.

James R. Mick.    Mr. Mick joined the Adviser in 2006. He has been a senior portfolio manager of the Adviser since February 2019, a Managing Director of the Adviser since January 2014, and a member of the Investment Committee of our Adviser since June 30, 2015. He was a portfolio manager of the Adviser from July 2013 to January 2019. He was a senior investment analyst of the Adviser from June 2012 to July 2013, an investment analyst from 2011 to June 2012, and a research analyst from 2006 to 2011. Previously, he was a senior finance specialist at General Electric Insurance Solutions (now Swiss Re) from 2003 to 2006 and a senior auditor at Ernst & Young from 2000 to 2003. Mr. Mick earned Bachelor of Science degrees in business administration and accounting and a Master of Accounting and Information Systems degree from the University of Kansas. He earned his CFA designation in 2010.

Matthew G.P. Sallee.    Mr. Sallee joined the Adviser in 2005. He has been a senior portfolio manager of the Adviser since February 2019, a Managing Director of the Adviser since January 2014, and a member of the Investment Committee of our Adviser since June 30, 2015. He was a portfolio manager of the Adviser from July 2013 to January 2019. He was a senior investment analyst of the Adviser from June 2012 to July 2013, an investment analyst from 2009 to June 2012, and a research analyst from 2005 to 2009. Previously, he served for five years (from 2000 to 2005) as a senior financial analyst with Aquila, Inc., where he was responsible for analysis of capital allocation at the firm’s communications infrastructure subsidiary, Everest Connections. Mr. Sallee graduated magna cum laude from the University of Missouri with a degree in business administration. He earned his CFA designation in 2009.

Robert J.    Thummel, Jr.    Mr. Thummel joined the Adviser in 2004. He has been a senior portfolio manager of the Adviser since February 2019, a Managing Director of the Adviser since January 2014, and a member of the Investment Committee of our Adviser since June 30, 2015. He was a portfolio manager of the Adviser from July 2013 to January 2019. He was a senior investment analyst of the Adviser from June 2012 to July 2013, and an investment analyst from 2004 to June 2012. Mr. Thummel was previously the president of Tortoise North American Energy Corporation from 2008 until the fund was merged into Tortoise Energy Infrastructure Corporation in June 2014. Previously, he was director of finance at KLT Inc., a subsidiary of Great Plains Energy, from 1998 to 2004 and a senior auditor at Ernst & Young from 1995 to 1998. Mr. Thummel earned a Bachelor of Science in accounting from Kansas State University and a Master of Business Administration degree from the University of Kansas.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund are available in the SAI.

Shareholder Information

Buying and Selling Fund Shares

Shares of the Fund are expected to be listed on the Exchange, subject to notice of issuance. When you buy or sell shares on the secondary market, you will pay or receive the market price. The Fund’s shares will trade on the Exchange at prices that may differ to varying degrees from the daily NAV of the Fund’s shares. A “Business Day” with respect to the Fund is any day on which the Exchange is open for business. The Exchange is generally open Monday through Friday and is closed weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

NAV per share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of shares of the Fund outstanding. Expenses and fees, including management and distribution fees, if any, are accrued daily and taken into account for purposes of determining NAV. NAV is determined each Business Day, normally as of the close of regular trading of the Exchange (ordinarily 4:00 p.m., eastern time).

You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for shares (the “bid” price) and the price at which an investor is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling shares, including bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

The Fund’s portfolio securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Board of Trustees of the Trust (the “Trust Board”) has adopted procedures to be followed when the Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Adviser, does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). The Trust Board reviews, no less frequently than annually, the adequacy of the Fund’s policies and procedures and the effectiveness of their implementation. Valuing securities at fair value may result in a different price being used in the calculation of the Fund’s NAV from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Trust Board. There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security.

In certain circumstances, the Fund may employ fair value pricing to ensure greater accuracy in determining daily NAV. Fair value pricing may be applied to foreign securities held by the Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the Exchange when the Fund’s NAV is determined. If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following Business Day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAV.

Other types of portfolio securities that the Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Adviser, the market price is stale; and (3) securities for which trading has been halted or suspended.

Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security will materially differ from the value that could be realized upon the sale of the security.

Frequent Purchases and Redemptions of Fund Shares.    The Fund does not impose any restrictions on the frequency of purchases and redemptions of Creation Units; however, the Fund reserves the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Trust Board evaluated the risks posed by arbitrage and market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the Fund’s investment strategy, or whether they would cause the Fund to experience increased transaction costs. The Trust Board considered that, unlike traditional mutual funds, shares are issued and redeemed only in large quantities of shares known as Creation Units available only from the Fund directly to a few institutional investors (“Authorized Participants”), and that most trading in the Fund occurs on the exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Trust Board determined that it is unlikely that trading due to arbitrage opportunities or market timing by shareholders would result in negative impact to the Fund or its shareholders. In addition, frequent trading of shares by Authorized Participants and arbitrageurs is critical to helping the market price remain at or close to NAV.

OTHER CONSIDERATIONS

Distribution and Service Plan of the Fund

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% per annum of the Fund’s average daily net assets may be made for the sale and distribution of its shares or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. The Fund currently does not charge 12b-1 fees and such fees may only be imposed after approval by the Trust Board. If payments are made in the future, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Payments to Financial Intermediaries

The Adviser, out of its own resources and without additional cost to the Fund or its shareholders, may pay intermediaries for the sale of Fund shares and related services, including participation in activities that are designed to make intermediaries more knowledgeable about exchange-traded products. Payments are generally made to intermediaries that provide shareholder servicing, marketing and related sales support, educational training or support, or access to sales meetings, sales representatives and management representatives of the intermediary. Payments may also be made to intermediaries for making shares of the Fund available to their customers generally and in investment programs. The Adviser may also reimburse expenses or make payments from its own resources to intermediaries in consideration of services or other activities the Adviser believes may facilitate investment in the Fund.

The possibility of receiving, or the receipt of, the payments described above may provide intermediaries or their salespersons with an incentive to favor sales of shares of the Fund, and other funds whose affiliates make similar compensation available, over other investments that do not make such payments. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Fund and other ETFs.

Fund Service Providers

Quasar Distributors, LLC, serves as distributor to the Fund.

Tait, Weller & Baker LLP serves as the independent registered public accounting firm for the Fund.

U.S. Bank, National Association acts as the custodian for the Fund.

U.S. Bank, Global Fund Services acts as the administrator, accounting agent and transfer agent for the Fund.

Vedder Price P.C., serves as legal counsel to the Fund.

Morrison & Foerster LLP, located at 370 Seventeenth Street, Denver, Colorado 80202-5638, serves as legal counsel to the Independent Trustees.

Additional Information

The Fund may enter into contractual arrangements with various parties, including among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third party”) beneficiaries of, those contractual arrangements.

The Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

DIVIDENDS, DISTRIBUTIONS AND TAXES

General Policies.    The Fund expects to pay out quarterly dividends based on the Fund’s distributable cash flow. Distributable cash flow generally represents dividends and distributions from equity investments, interest from debt securities and net premiums from options, less expenses. Net realized capital gains distributions, if any, will be paid out at least annually.

Due to the tax treatment under current law of cash distributions made by MLPs in which the Fund invests, a portion of the distributions the Fund anticipates making may consist of tax-deferred return of capital. To the extent that distributions exceed the Fund’s earnings and profits, distributions are generally not treated as taxable income for the investor. Instead, Fund shareholders will experience a reduction in the basis of their shares, which may increase the capital gain or reduce capital loss realized upon the sale of such shares.

Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to shareholders of the Fund. Dividend payments are made through DTC Participants and Indirect Participants to shareholders of record with proceeds received from the Fund.

The Fund may make additional distributions to the extent necessary (i) to distribute its entire annual investment company taxable income (determined without regard to the dividends paid deduction), plus its net capital gain, if any, and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service.    The Trust will not make the DTC book-entry dividend reinvestment service available for use by shareholders for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by shareholders of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. shareholders should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares issued by the Trust of the same Fund at NAV. Distributions reinvested in additional shares of the Fund will be taxable to shareholders to the same extent as if such distributions had been received in cash.

Tax Consequences

The following discussion is a general summary of material U.S. federal income tax considerations affecting the Fund and its shareholders that are U.S. holders (as defined below). The discussion reflects applicable U.S. federal income tax laws as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income, estate, gift, state, local or foreign tax considerations affecting the Fund and its shareholders (including shareholders owning large positions in the Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including applicable federal, state, local and foreign tax consequences to them or the effect of possible changes in tax laws.

In addition, no attempt is made to address tax considerations applicable to an investor with a special tax status, such as a financial institution, REIT, insurance company, regulated investment company, individual retirement account, other tax-exempt organization, dealer in securities or currencies, person holding shares of the Fund as part of a hedging, integrated, conversion or straddle transaction or constructive sale, trader in securities that has elected the mark-to-market method of accounting for its securities, U.S. holder (as defined below) whose functional currency is not the U.S. dollar, investor with “applicable financial statements” within the meaning of section 451(b) of the Code or Non-U.S. holder. Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes the Fund’s shares are held by U.S. holders and that such shares are held as capital assets.

A U.S. holder is a beneficial owner of shares of the Fund that is for U.S. federal income tax purposes:

•        a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

•        a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•        an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•        a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a United States person for U.S. federal income tax purposes.

A “Non-U.S. holder” is a beneficial owner of shares of the Fund that is an individual, corporation, trust or estate and is not a U.S. holder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. This federal income tax summary is based in part on the advice of counsel to the Fund. The IRS could disagree with any conclusions set forth in this section. The following disclosure may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax adviser.

Fund Status.    The Fund intends to qualify as a “regulated investment company” (a “RIC”) under the Code. If the Fund qualifies as a RIC and distributes to its shareholders at least 90% of the sum of (1) its “investment company taxable income,” as that term is defined in the Code (which includes, among other items, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (2) the excess of its gross tax-exempt interest income, if any, over certain deductions attributable to such interest income that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates on the amount retained. The Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest and net capital gain.

If the Fund fails to qualify as a RIC in any taxable year, it will be taxed in the same manner as an ordinary corporation on its taxable income and distributions to the Fund’s shareholders will not be deductible by the Fund in computing its taxable income.

Under the Code, the Fund generally will also be subject to a nondeductible 4% federal excise tax on the undistributed portion of its ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (1) 98% of the Fund’s ordinary income (computed on a calendar year basis), (2) 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31), and (3) certain amounts from previous years to the extent such amounts have not been treated as distributed or been subject to tax under Subchapter M of the Code. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal conditions, does not currently expect to be subject to this excise tax.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such income it is required to accrue, to qualify as a RIC and avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (1) convert distributions that would otherwise constitute qualified dividend income into ordinary income taxed at the higher rate applicable to ordinary income, (2) treat distributions that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (4) convert long-term capital gain into short-term capital gain or ordinary income, (5) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (6) cause the Fund to recognize income or gain without a corresponding receipt of cash, (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (8) adversely alter the characterization of certain complex financial transactions, and (9) produce income that will not be included in the sources of income from which a RIC must derive at least 90% of its gross income each year. While it may not always be successful in doing so, the Fund will seek to avoid or minimize any adverse tax consequences of its investment practices.

Distributions.    The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into different categories, including identifying ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary income tax rate, however, as further discussed below certain ordinary income distributions received from the Fund may be taxed at the capital gains income tax rates. Generally, you will treat all net capital gain dividends (the excess of net long-term capital gains over net short-term capital losses) as long-term capital gains regardless of how long you have owned your shares.

Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated, first, as a tax-free return of capital, which is applied against and will reduce the adjusted basis of the Fund shares and, after such adjusted basis is reduced to zero, generally will constitute capital gain.

To determine your actual tax liability for your net capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for federal income tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your shares, which could result in you having to pay a greater amount of tax in the future when shares are sold, even if you sell the shares at a loss from your original investment. A “return of capital” is a return, in whole or in part, of the funds that you previously invested in the Fund. A return of capital distribution should not be considered part of the Fund’s dividend yield or total return of an investment in Fund shares. The federal income tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Dividends Received Deduction.    A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from RICs. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction provided certain holding period and other requirements are satisfied by both the Fund and the shareholder.

Capital Gains and Losses and Certain Ordinary Income Dividends.    If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described below.

Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax adviser about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a RIC such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend that is eligible for the capital gains tax rates.

An additional 3.8% “Medicare tax” is imposed on the net investment income of certain individuals with a modified adjusted gross income of over $200,000 ($250,000 in the case of joint filers) and on the undistributed net investment income of certain estates and trusts. For these purposes, “net investment income” generally will include interest, dividends, annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares of the Fund) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Thus, certain of the Fund’s taxable distributions and gains on the sale of Fund shares may be subject to this additional tax.

Sale of Shares.    If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including brokerage fees, if any. In some cases, however, you may have to adjust your tax basis after you purchase your shares. An election may be available to you to defer recognition of capital gain if you make certain qualifying investments within a limited time. You should talk to your tax adviser about the availability of this deferral election and its requirements. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any net capital gain dividends you received with respect to such shares and any loss realized on a sale or exchange of shares of the Fund generally will be disallowed if you acquire other shares of the Fund or other substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that you dispose of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Capital losses are subject to limitations under the Code.

Treatment of Fund Expenses.    Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

Taxes on Purchase and Redemption of Creation Units.    If you exchange securities for Creation Units, you will generally recognize a gain or a loss on the securities contributed. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid for the Creation Units. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount received. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

ADDITIONAL INFORMATION

Other Information

For purposes of the 1940 Act, the Fund is treated as registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. The SEC has issued an exemptive order on which the Fund relies permitting registered investment companies to invest in exchange-traded funds offered by the Adviser beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust.

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into individual shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with shares that are part of an over-allotment within the meaning of Section 4(a)(3)(a) of the 1933 Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that under Rule 153 of the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the CBOE BZX Exchange is satisfied by the fact that such Fund’s Prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Premium/Discount Information

Information regarding how often the shares of the Fund are traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available at www.tortoisecapital.com.

FINANCIAL HIGHLIGHTS

The Fund has assumed the financial statements and performance history of the Predecessor Fund. Information contained in the tables below under the headings “Per Common Share Data” and “Supplemental Data and Ratios” shows the operating performance for the most recent five fiscal years for the Predecessor Fund.

The following Financial Highlights table is intended to help a prospective investor understand the the Predecessor Fund’s financial performance for the periods shown. Past results are not indicative of future performance. A copy of the Annual Report and Form N-CSR referred to below may be obtained from www.sec.gov, by visiting www.tortoisecapital.com or by calling toll-free at (855) 822-3863. The information contained in, or that can be accessed through, the website is not part of this Prospectus.

The Predecessor Fund’s financial statements as of and for the fiscal years ended November 30, 2024, 2023, 2022, 2021 and 2020, including the financial highlights for the fiscal years then ended, have been audited by Ernst & Young LLP, an independent registered public accounting firm. Ernst & Young LLP’s report, along with the Predecessor Fund’s financial statements, is included in the Predecessor Fund’s 2024 Form N-CSR.

TORTOISE ENERGY INFRASTRUCTURE AND INCOME FUND
FINANCIAL HIGHLIGHTS
INSTITUTIONAL CLASS

	Year Ended November 30,
	2024	2023	2022	2021	2020
PER COMMON SHARE DATA(1)
Net asset value, beginning of year	$7.68	$7.70	$6.45	$5.44	$6.74

INVESTMENT OPERATIONS:
Net investment income	0.16 (2)	0.16 (2)	0.22	0.10	0.11 (2)
Net realized and unrealized gain (loss) on investments and translations of foreign currency	2.27	0.29	1.50	1.38	(0.91)
Total from investment operations	2.43	0.45	1.72	1.48	(0.80)

LESS DISTRIBUTIONS FROM:
Net investment income.	(0.16)	(0.19)	(0.14)	(0.07)	(0.08)
Net realized gains	—	—	—	—	—
Return of capital	(0.32)	(0.28)	(0.33)	(0.40)	(0.42)
Total distributions	(0.48)	(0.47)	(0.47)	(0.47)	(0.50)
Net asset value, end of year	$9.63	$7.68	$7.70	$6.45	$5.44
Total return	32.73%	6.32%	27.03%	27.63%	(11.83)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (in 000’s)	$509,581	$431,332	$458,578	$353,595	$291,420
Ratio of expenses to average net assets	1.12%	1.13%	1.13%	1.16%	1.14%
Ratio of expenses excluding interest expense to average net assets	1.12%	1.13%	1.13%	1.16%	1.13%
Ratio of net investment income to average net assets	1.94%	2.17%	1.83%	1.00%	2.02%
Portfolio turnover rate	18%	6%	10%	22%	43%

____________

(1)     For an Institutional Class Share outstanding for the entire period.

(2)     Per share amounts calculated using average shares method.

TORTOISE ENERGY INFRASTRUCTURE AND INCOME FUND
FINANCIAL HIGHLIGHTS
A CLASS

	Year Ended November 30,
	2024	2023	2022	2021	2020
PER COMMON SHARE DATA(1)
Net asset value, beginning of year	$7.86	$7.88	$6.60	$5.56	$6.87

INVESTMENT OPERATIONS:
Net investment income	0.14 (2)	0.14 (2)	0.13	0.05	0.10 (2)
Net realized and unrealized gain (loss) on investments and translations of foreign currency	2.31	0.30	1.61	1.44	(0.93)
Total from investment operations	2.45	0.44	1.74	1.49	(0.83)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)	(0.18)	(0.14)	(0.06)	(0.07)
Net realized gains	—	—	—	—	—
Return of capital	(0.32)	(0.28)	(0.32)	(0.39)	(0.41)
Total distributions	(0.47)	(0.46)	(0.46)	(0.45)	(0.48)
Net asset value, end of year	$9.84	$7.86	$7.88	$6.60	$5.56
Total return(3)	32.27%	6.10%	26.67%	27.19%	(11.96)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (in 000’s)	$62,193	$48,599	$45,741	$38,146	$32,256
Ratio of expenses to average net assets	1.37%	1.38%	1.38%	1.41%	1.39%
Ratio of expenses excluding interest expense to average net assets	1.37%	1.38%	1.38%	1.41%	1.38%
Ratio of net investment income to average net assets	1.69%	1.92%	1.58%	0.75%	1.76%
Portfolio turnover rate	18%	6%	10%	22%	43%

____________

(1)     For an A Class Share outstanding for the entire period.

(2)     Per share amounts calculated using average shares method.

(3)     Total return does not reflect sales charges.

TORTOISE ENERGY INFRASTRUCTURE AND INCOME FUND
FINANCIAL HIGHLIGHTS
C CLASS

	Year Ended November 30,
	2024	2023	2022	2021	2020
PER COMMON SHARE DATA(1)
Net asset value, beginning of year	$7.79	$7.86	$6.60	$5.57	$6.89

INVESTMENT OPERATIONS:
Net investment income (loss)	0.08 (2)	0.09 (2)	(0.11)	(0.18)	0.06 (2)
Net realized and unrealized gain (loss) on investments and translations of foreign currency	2.29	0.29	1.79	1.63	(0.94)
Total from investment operations	2.37	0.38	1.68	1.45	(0.88)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)	(0.18)	(0.12)	(0.06)	(0.07)
Net realized gains	—	—	—	—	—
Return of capital	(0.31)	(0.27)	(0.30)	(0.36)	(0.37)
Total distributions	(0.46)	(0.45)	(0.42)	(0.42)	(0.44)
Net asset value, end of year	$9.70	$7.79	$7.86	$6.60	$5.57
Total return(3)	31.42%	5.27%	25.76%	26.35%	(12.72)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (in 000’s)	$19,299	$19,135	$24,339	$23,303	$23,650
Ratio of expenses to average net assets	2.12%	2.13%	2.13%	2.16%	2.14%
Ratio of expenses excluding interest expense to average net assets	2.12%	2.13%	2.13%	2.16%	2.13%
Ratio of net investment income (loss) to average net assets	0.94%	1.17%	0.83%	(0.00)%	1.02%
Portfolio turnover rate	18%	6%	10%	22%	43%

____________

(1)     For a C Class Share outstanding for the entire period.

(2)     Per share amounts calculated using the average shares method.

(3)     Total return does not reflect sales charges.

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information

Please refer to the SAI for additional information on the Fund. The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the prior fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

You can obtain a free copy of these documents and the SAI, request other information, or make general inquiries about the Fund by calling the Fund (toll-free) at (855) 822-3863, by visiting the Adviser’s website at www.tortoisecapital.com or by writing to:

Tortoise Energy Fund
5901 College Boulevard, Suite 400
Overland Park, Kansas 66211

You can review and copy information, including the Fund’s reports and SAI: Free of charge from the SEC’s EDGAR database on the SEC’s internet website at http://www.sec.gov; or for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.